                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /


    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            MGPX VENTURES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                               MGPX VENTURES, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 28, 1999

To the stockholders of MGPX Ventures, Inc.:

     The 1999 annual meeting of stockholders of MGPX Ventures, Inc., a Nevada corporation ("MGPX"), will be held at 3700 Buffalo Speedway, Second Floor, Houston, Texas, on Tuesday, September 28, 1999, at 1:00 p.m., local time, and any adjournments thereof, for the following purposes:

     (1)  To elect four directors;

     (2)  To change the name of the company to Contango Oil & Gas Company;

     (3) To increase the number of our authorized shares of common stock from 12,375,000 to 50,000,000, of which 2,460,000 shares will be reserved for issuance upon the exercise of certain outstanding warrants, 5,000,000 shares will be reserved for issuance under our 1999 Stock Incentive Plan if proposal 4 is approved, and the remaining shares will be available generally for issuance by the board of directors without further stockholder approval;

     (4) To approve the company's 1999 Stock Incentive Plan, which will provide for the issuance of up to 5,000,000 shares of common stock;

     (5) To ratify the selection of Arthur Andersen LLP as the independent certified public accountants to audit the company's financial statements for the fiscal year ending June 30, 2000; and

     (6) To transact such other business as may properly come before the meeting and any adjournments thereof.

     Stockholders who owned shares of MGPX common stock at the close of business on August 31, 1999 are entitled to receive notice of and to attend and vote at the meeting. The stock transfer books of the company will not be closed.

     As a stockholder of MGPX, you have the right to vote on the proposals listed above. This proxy statement discusses those proposals and the reasons why our board of directors is recommending that you approve them. Please read the proxy statement carefully because it contains important information for you to consider when deciding how to vote. Your vote is important.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. A postage-paid return envelope is enclosed for your convenience. If you decide to attend the meeting, you can, if you wish, revoke your proxy and vote in person. If you have any questions, you may contact us by calling (713) 960-1901 (telephone) or (713) 960-1065 (fax).



                                          By order of the board of directors

                                          Kenneth R. Peak
                                          PRESIDENT AND SECRETARY


Houston, Texas
September 9, 1999

                               MGPX VENTURES, INC.
                        3700 BUFFALO SPEEDWAY, SUITE 960
                              HOUSTON, TEXAS 77098

                                  -------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 28, 1999

                                  -------------


To our stockholders:

     The board of directors of MGPX Ventures, Inc. ("MGPX") is furnishing you with this proxy statement in connection with their solicitation of your proxy, in the form enclosed, for use at our annual meeting of stockholders to be held on September 28, 1999 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     The record of stockholders entitled to vote at the meeting was taken at the close of business on August 31, 1999 (the "record date"). As of the record date, there were 8,473,625 shares of common stock outstanding, with each share being entitled to one vote on each matter to be voted upon at the meeting. There is no right to cumulate votes as to any matter.

     We are mailing this proxy statement to you on or about September 9, 1999, together with the accompanying proxy card and annual report on Form 10-KSB for the year ended June 30, 1999.

     We cordially invite you to attend the meeting. Whether or not you plan to attend, please complete, date and sign the proxy card and return it promptly in the return envelope provided.

                   PROCEDURES FOR VOTING AND REVOKING PROXIES

     The proxy card has been designed to allow you to specify how you want your shares voted as to each proposal listed. The proxy card provides space for you to

     - vote for, or withhold authority to vote for, each nominee for the board of directors, and

     - vote for or against, or abstain from voting on, each of the other proposals.

     The election of directors will be decided by a plurality of the votes cast at the meeting. The affirmative vote of a majority of all outstanding shares of common stock is required to approve proposals 2 and 3, since those proposals both call for our articles of incorporation to be amended. The affirmative vote of a majority of the shares present and voting at the meeting is required to approve proposals 4 and 5.

     Presence at the meeting, in person or by proxy, of holders of a majority of the votes entitled to be cast by all holders of MGPX common stock will constitute a quorum for the transaction of business at the meeting. If a quorum is not present, the meeting may be adjourned from time to time until a quorum is obtained.

     Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. With respect to all matters other than the election of directors, an abstention will have the same effect as a vote against any specified proposal.

     If you return a signed proxy card with choices specified as to voting matters, the person designated as proxy on the proxy card will vote the shares represented in accordance with your instructions. The person named as proxy on the proxy card is Kenneth R. Peak, president and chief executive officer. Any stockholder who wishes to name a different person as his or her proxy may do so by crossing out the name of the designated proxy and inserting the name of the other person to act as his or her proxy. In such a case, the stockholder would have to sign the proxy card and deliver it to the person named as his or her proxy, and that person would have to be present and vote at the meeting. Any proxy card so marked should not be mailed to MGPX.

     If you return a signed proxy card without having specified any choices, the person named as proxy will vote the shares represented at the meeting and any adjournment of the meeting as follows:

     -   FOR the election of each nominee for director,

     -   FOR proposals 2 through 5, and

     - at the discretion of the person named as proxy on any other matter that may properly come before the meeting or any adjournment of the meeting.

     You may revoke your proxy at any time before it is exercised at the meeting by filing with or transmitting to our corporate secretary either a notice of revocation or a properly created proxy bearing a later date. You may also attend the meeting and revoke your proxy by voting your shares in person.

     We have been advised by our executive officers, directors and nominees for director who own shares of common stock that they intend to vote their shares in favor of the proposals presented in this proxy statement. As of the record date, executive officers, directors and nominees for director collectively owned 2,205,000 shares of common stock, representing 26.02% of the total shares outstanding. See "Security Ownership of Certain Beneficial Owners and Management."

     MGPX will bear the entire cost of soliciting proxies, including expenses of preparing and mailing proxy solicitation materials. In addition to use of the mails, our officers, directors and regular employees may, without extra compensation, solicit proxies by telephone, telegraph or personal solicitation. If requested, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses incurred in mailing proxy material to their principals.

                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

     At the annual meeting, we will present the nominees named below and recommend that they be elected to serve as directors for a term of one year or until their successors are duly elected and qualified. Each nominee has consented to being named in this proxy statement and to serve if elected.

     Your proxy will be voted for the election of the four nominees named below unless you give instructions to the contrary. Your proxy cannot be voted for a greater number of persons than the number of nominees named. If any nominee becomes unable to serve as a director, the person named in the enclosed form of proxy will, unless you direct otherwise, vote for the election of any other person recommended by the present board of directors to fill that position.

DIRECTORS AND EXECUTIVE OFFICERS

     Presented below is a description of certain biographical information, occupations and business experience for the past five years of each of our directors and executive officers, a key consultant and those persons nominated to become directors.

     Of our current directors, only Mr. Peak is standing for reelection as a director. If the nominees for director are elected at the annual meeting, we anticipate that Mr. Schlesinger, who is our current chairman and chief financial officer, will resign from all of his offices and Mr. Peak will become our new chairman and chief financial officer. After the meeting, we also expect that our former president and chief executive officer, Mr. Young, will end his current service as a consultant to the company.

                                                                                                      Year first
                                                                                                       became a
     Name                                   Age                         Position                       director
-----------------                           ---               -------------------------------         ----------
Peter Schlesinger                            65               Chairman, chief financial                  1993
                                                              officer and director (not
                                                              standing for reelection)

Emanuel Batler                               73               Director (not standing for                 1998
                                                              (reelection)

Buddy Young                                  64               Consultant (former president,                --
                                                              chief executive officer,
                                                              secretary and director)

Kenneth R. Peak                              54               President, chief executive                 1999
                                                              officer, secretary and director;
                                                              nominee for reelection as director;
                                                              expected to be appointed to
                                                              additional offices as chairman
                                                              and chief financial officer

Brad Juneau                                  40               Nominee for director                         --

Joseph J. Romano                             46               Nominee for director                         --

Darrell W. Williams                          57               Nominee for director                         --

     PETER SCHLESINGER has been a director of MGPX since December 1993 and became chairman and chief financial officer following our sale of assets on March 31, 1998. A Canadian citizen, Mr. Schlesinger attended McGill University and Columbia University, receiving a Bachelor of Commerce degree in 1962. He was a partner of a Canadian stockbrokerage firm, Annett Partners, for 10 years and manager of a Bermuda investment company, Tatra Ltd., since 1974. He was president of Halton Insurance, a Bermuda insurance company, listed on The

Toronto Stock Exchange, from 1988 to 1994. For ten years he has also served as president of the Canadian Parkinson Disease Foundation.

     EMANUEL BATLER has been a director of MGPX since December 1998. From 1960 to 1969, Mr. Batler was vice-president of Philips Electronics Industries Ltd., the Canadian division of the Dutch-based Philips Company, with responsibility for marketing as well as for corporate mergers and acquisitions. Subsequently, he founded and was president of Glentech Investments, a venture capital company active in both the United States and Canada. After negotiating the sale of this business, Mr. Batler was active from 1974 to 1995 in the commodity futures business, managing firms in Toronto, Hong Kong and Chicago. Since 1970, Mr. Batler has also been chairman of the board of Eclectic Management Sciences, Ltd., a private holding company that controls several operating businesses.

     BUDDY YOUNG served as president, chief executive officer and a director of MGPX from March 31, 1998 until July 26, 1999, when he resigned from all of his positions and agreed to continue to act as a consultant to MGPX until the annual meeting of stockholders or October 31, 1999, whichever is sooner. Since August 1997, Mr. Young has also conducted a privately owned merger and acquisition business. In addition, since August 1998 Mr. Young has been the president and chief executive officer of Advanced Knowledge, Inc., a reporting company that produces and distributes workforce training videos. Mr. Young previously also held various executive positions in the entertainment industry.

     KENNETH R. PEAK was appointed president, chief executive officer, secretary and a director of MGPX on July 26, 1999. Before joining MGPX, Mr. Peak was the president of Peak Enernomics, Incorporated, an oil and gas consulting firm that he formed in 1990. In 1991 Mr. Peak helped form Carbon Energy International, a company that explored and developed coal bed methane reserves in Washington and Oregon and the San Juan Basin of Colorado. Mr. Peak began his energy career in 1973 as a commercial banker in First Chicago's energy group. He became treasurer of Tosco Corporation in 1980 and chief financial officer of Texas International Company ("TIC") in 1982. His tenure with TIC included serving as president of TIPCO, the domestic operating subsidiary of TIC's oil and gas operations. Mr. Peak has also served as chief financial officer of Forest Oil and as an investment banker with Howard Weil. Mr. Peak was an officer in the U.S. Navy from 1968 to 1971, serving as a cryptologist and reporting operationally to the National Security Agency, with collateral duties to the Central Intelligence Agency. Mr. Peak received a B.S. degree in physics from Ohio University and an MBA from Columbia University. He currently serves as a director of NL Industries, Inc., a worldwide manufacturer and marketer of titanium dioxide pigments whose stock is listed on the New York Stock Exchange; Cheniere Energy, Inc., an oil and gas exploration company whose stock is traded on the Nasdaq SmallCap Market; and Cellxion, Inc., a privately owned manufacturing and construction company serving the cellular telephone industry.

     BRAD JUNEAU is currently a private investor. Mr. Juneau served as senior vice president of exploration for Zilkha Energy Company from 1987 to 1998. His previous experience included three years as staff petroleum engineer with Texas International Company, where his principle responsibilities included reservoir engineering, as well as acquisitions and evaluations. Prior to that he was a production engineer with ENSERCH in Oklahoma City. Mr. Juneau holds a bachelor of science degree in petroleum engineering from Louisiana State University and is a registered professional engineer in the State of Texas.

     JOSEPH J. ROMANO has been employed by MSZ Investments, Inc. since 1998. In February 1989, Mr. Romano joined Zilkha Energy Company, where he served as senior vice president and chief financial officer until 1998. He served as the chief financial officer, treasurer and controller of Texas International Company from 1986 to 1988, and as its treasurer and controller for 1982 to 1985. Prior to 1982, Mr. Romano spent five years working in the Worldwide Energy Group of the First National Bank of Chicago. He holds a bachelor of arts degree in economics and political science from the University of Wisconsin-Eau Claire and an MBA in finance from the University of Northern Illinois.

     DARRELL W. WILLIAMS became president of Deutag Marketing and Technical Services in 1993, with responsibility to develop new business with other companies having international drilling departments in North America. In September 1996, Mr. Williams was transferred to Germany and promoted to managing director of Deutag International, which has responsibility for all drilling operations outside of Europe. Before joining Deutag, Mr. Williams held senior executive positions with Nabors Drilling from 1988 to 1993, Pool Company from 1985 to 1988, Baker Oil Tools from 1980 to 1983 and SEDCO from 1970 to 1980. Mr. Williams graduated from West Virginia University in 1964 with a degree in petroleum engineering. Mr. Williams is past chairman of the Houston Chapter of International Association of Drilling Contractors, a current member of the IADC executive committee, and a member of the Society of Petroleum Engineers. He serves on various industry committees and charitable boards.

     Directors of MGPX hold office until the next annual stockholders meeting, until successors are elected and qualified or until their earlier resignation or removal.

     Officers of MGPX are elected by the board of directors and hold office until their successors are chosen and qualified, until their death or until they resign or have been removed from office. All corporate officers serve at the discretion of the board of directors.

     There are no family relationships between any of our directors, executive officers or persons nominated to become directors or executive officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities (referred to as "reporting persons"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other MGPX equity securities. Reporting persons are required by Commission regulations to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on a review of the copies of reports and amendments thereto on Forms 3, 4 and 5 furnished to us by reporting persons during, and with respect to, our fiscal year ended June 30, 1999, and on a review of written representations from reporting persons that no other reports were required to be filed for that fiscal year, all Section 16(a) filing requirements applicable to our directors, executive officers and greater than ten percent beneficial owners during such period were satisfied in a timely manner, except that (i) Peter Schlesinger, Emanuel Batler, Isaac Moss (former director) and Buddy Young (former executive officer and director) each failed to timely file one report, and (ii) Gunther Schiff (former director) failed to file one report.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The business of MGPX is managed under the direction of the board of directors. The board meets during each fiscal year to review significant developments and to act on matters requiring board approval. The board held four meetings during the fiscal year ended June 30, 1999, and all of the board members participated in all of the meetings.

     Currently, the board does not have standing audit, compensation or nominating committees or committees performing similar functions.

EXECUTIVE COMPENSATION

     The tables and discussion below set forth information about the compensation awarded to, earned by or paid to our chief executive officer (sometimes referred to in this report as the "named executive officer") during the fiscal years ended June 30, 1999, 1998 and 1997. No executive officer received total annual salary and bonus in excess of $100,000 during the fiscal year ended June 30, 1999.

SUMMARY COMPENSATION TABLE


                                                                                        LONG TERM
                                                                                       COMPENSATION
                                                                                       ------------
                                                        ANNUAL COMPENSATION               SHARES
                                           FISCAL    -------------------------          UNDERLYING
NAME AND PRINCIPAL POSITION                 YEAR      SALARY             BONUS            OPTIONS
---------------------------                 ----      ------             -----            -------
Buddy Young(1).........................     1999     $ 34,850              --             100,000
   President, chief executive               1998     $ 12,510              --                 --
   officer & director                       1997           --              --                 --

------------------------

(1) Mr. Young resigned from all of his positions with MGPX after the end of the 1999 fiscal year on July 26, 1999, and Kenneth R. Peak was appointed on that date as the new president and chief executive officer and a director.

EMPLOYMENT AND CONSULTING AGREEMENTS

     We currently have no employment agreement with any executive officer. On March 24, 1998, we entered into a consulting agreement with Mr. Young, pursuant to which he served until July 26, 1999 as president, chief executive officer and a director and was paid a total of $34,850 during the year ended June 30, 1999. On July 26, 1999, Mr. Young resigned from all of his positions with MGPX, and he entered into a new consulting agreement with us on July 27, 1999. Under the terms of the new agreement, Mr. Young will serve as a consultant to MGPX until the earlier of October 31, 1999 or our annual meeting, and will perform various administrative functions to help facilitate a smooth transition to new management. His agreed compensation is $20,000 payable at the rate of $2,000 per month, with a balloon payment of $14,000 at the conclusion of his services. Under the agreement, Mr. Young was given the opportunity to purchase 100,000 shares of common stock on the same terms as other investors in our August 1999 private placement. See "Proposal 1:
Election of Directors -- Certain Relationships and Related Transactions" and "Proposal 3: Authorization of Additional Shares of Common Stock."

     The board of directors appointed Kenneth R. Peak as president, chief executive officer and a director on July 26, 1999 and approved an initial salary for Mr. Peak in the amount of $12,500 per month.

OPTION/SAR GRANTS IN FISCAL YEAR ENDED JUNE 30, 1999

     The following table sets forth certain information with respect to stock options granted to the our chief executive officer during the fiscal year ended June 30, 1999. To date, MGPX has never granted stock appreciation rights ("SARs").

                                NUMBER OF                  % OF TOTAL
                               SECURITIES                 OPTIONS/SARS
                               UNDERLYING                  GRANTED TO                EXERCISE OR
                              OPTIONS/SARS                EMPLOYEES IN                BASE PRICE         EXPIRATION
    NAME                       GRANTED (#)                 FISCAL YEAR                  ($/SH)              DATE
    ----                       -----------                 -----------                  ------              ----
Buddy Young                    100,000(1)                      100                       $1.00            6/8/2002

------------------
(1) The board of directors granted these options on June 8, 1999 in consideration of Mr. Young's services as our former president and chief executive officer. The options were immediately exercisable.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

     As shown in the following table, our former chief executive officer did not exercise any stock options during the fiscal year ended June 30, 1999, and none of the 100,000 stock options which he held at the end of the fiscal year was in the money.

                                                           NUMBER OF SHARES                        VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED                  IN-THE-MONEY OPTIONS/SARs
                     SHARES                            OPTIONS/SARs AT 6/30/99                         AT 6/30/99 ($)
                  ACQUIRED ON       VALUE              -----------------------                         --------------
NAME                EXERCISE       REALIZED       EXERCISABLE           UNEXERCISABLE        EXERCISABLE        UNEXERCISABLE
----                --------       --------       -----------           -------------        -----------        -------------
Buddy Young             --             --           100,000                     --                  --                 --

COMPENSATION OF DIRECTORS

     Outside directors of MGPX have been paid $150 for their attendance at each meeting of the board of directors. In the future, directors will be paid principally in stock options for serving as directors and for attendance at board and committee meetings. In addition, directors will receive normal and customary industry fees, paid in either shares or options, for their assistance in sourcing, evaluating and closing various transactions. Directors who are also officers of MGPX receive no additional compensation for their service as a director. The board of directors awarded cash compensation of $6,000 to Isaac Moss in appreciation for his services as a director upon his resignation on July 26, 1999.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth information about the beneficial ownership of our class of common stock as of August 31, 1999, by each person known to own beneficially more than 5% of the class, by each of our directors, nominees for director and named executive officers (as defined in "Proposal 1: Election of Directors -- Executive Compensation"), and by all of our directors and executive officers as a group. The table includes three extra columns showing the following:


     - the number of shares of common stock underlying outstanding warrants that will become exercisable if stockholders approve proposal 3 (increasing the number of authorized shares of common stock) at the annual meeting;

     - the total number of shares of common stock that such persons would beneficially own if proposal 3 were approved and the warrants became exercisable; and

     - the percentage of the class of common stock that such persons would beneficially own if proposal 3 were approved and the warrants became exercisable.

     Unless otherwise indicated below, to our knowledge, all persons listed in the table have sole voting and investment power with respect to their shares of common stock except to the extent that authority is shared by spouses under applicable law. MGPX currently has no other class of voting securities outstanding.

                                                                      Number of Shares                         Total
                                                                      underlying warrants    Total shares      percentage
                                                                      that will become       that would be     that would be
                                     Number                           exercisable if stock-  beneficially      beneficially
                                     of Shares     Percentage         holders approve        owned if the      owned if the
Name and address                     beneficially  beneficially       proposal 3 at the      warrants became   warrants became
of beneficial owner(1)               owned(2)      owned(2)(3)        annual meeting(4)      exercisable(5)    exercisable(5)(6)
----------------------               --------      -----------        -----------------      --------------    -----------------

Bounty Management, Ltd.               615,000         7.26%                       --           615,000            7.26%
28-30 The Parade
St. Helier, Jersey JE4 8XY

Three-D Holdings, Ltd.                570,000         6.73%                       --           570,000            6.73%
3 Trilogy Court
Paget Close, PG05 Bermuda

APEX Investment Fund Ltd.             529,980         6.25%                       --           529,980            6.25%
3 Trilogy Court
Paget Close, PG05 Bermuda

Guildford Manor, Ltd.                 495,000         5.84%                       --           495,000            5.84%
28-30 The Parade
St. Helier, Jersey JE4 8XY

Charles Reimer(7)                     400,000         4.72%                  400,000           800,000            9.02%
1201 Louisiana
Houston, TX 77002

Buddy Young(8)                        220,000         2.57%                       --           220,000            2.57%

Peter Schlesinger(9)                       --           --                        --                --              --

Emanuel Batler(10)                         --           --                        --                --              --

Kenneth R. Peak(9)(11)              1,545,000        18.23%                1,400,000         2,945,000           29.83%

Brad Juneau(11)                       400,000         4.72%                  400,000           800,000            9.02%

Darrell W. Williams(11)               160,000         1.89%                  160,000           320,000            3.71%

Joseph J. Romano(11)                  100,000         1.18%                  100,000           200,000            2.33%

Current directors and               1,545,000        18.23%                1,400,000         2,945,000           29.83%
   executive officers as a
   group (3 persons)

----------------------
(1) Unless otherwise indicated, the address of each stockholder is 3700 Buffalo Speedway, Suite 960, Houston, Texas 77098.

(2) Does not include shares of common stock underlying certain warrants which are currently unexercisable but will become exercisable if stockholders approve proposal 3 at the annual meeting. See footnotes (4), (5) and (6).

(3) Based on a total of 8,473,625 shares of common stock outstanding, plus, for each individual stockholder named, the number of other shares of common stock (if any) which that person has a right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

(4) The shares listed in this column underlie outstanding, non-transferable warrants which were sold by MGPX in a private placement during August 1999. Currently, the warrants are not exercisable. The warrants will become exercisable if stockholders approve proposal 3 at the annual meeting, authorizing an increase in the number of shares of common stock that MGPX may issue. Upon becoming exercisable, each warrant would entitle the holder to purchase one share of common stock at an exercise price of $1.00.

(5) Includes shares beneficially owned and shares that would be beneficially owned (i.e., that the holders would have the right to acquire) if the warrants referenced in footnote (4) became exercisable.

(6) Based on a total of 8,473,625 shares of common stock outstanding, plus, for each individual stockholder named, the number of other shares of common stock (if any) which that person would have a right to acquire if the warrants referenced in footnote (4) became exercisable.

(7) Although currently the beneficial owner of less than 5% of the class of common stock, Mr. Reimer is included in the table because he would become the beneficial owner of over 5% of the class if his warrants, referenced in footnote (4), became exercisable.

(8) Includes 100,000 shares of common stock issuable upon exercise of options granted to Mr. Young for his services as former president, chief executive officer and director. Mr. Young resigned from all such positions on July 26, 1999.

(9)  Director and executive officer of MGPX.

(10) Director of MGPX.

(11) Nominee for election as a director of MGPX.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On February 16, 1998, when we were operating our former business under the name of Warner Technologies, Inc., we entered into an asset sale agreement, effective as of December 31, 1997, with Thomas S. Hathaway and Joseph A. Ferrari, who were then serving as our president and executive vice president, respectively. The cash purchase price of $650,000 was established through negotiations between our outside directors and Messrs. Hathaway and Ferrari and was supported by an independent valuation of the net assets by Singer Lewak Greenbaum & Goldstein LLP and a fairness opinion from The Mentor Group, Inc. On March 10, 1998, our stockholders voted to approve the sale and to change the name of the company from Warner Technologies, Inc. to MGPX Ventures, Inc. The sale of assets was completed on March 31, 1998. We received net proceeds of $585,000 from the sale after closing costs. Pursuant to the asset sale agreement, we also purchased from Messrs. Hathaway and Ferrari for $1,000 all of the shares of MGPX common stock owned by them (183,481 shares from Mr. Hathaway and 159,396 shares from Mr. Ferrari). In addition, under the agreement, all of their options and option rights were canceled.

     On July 26, 1999, Kenneth R. Peak was appointed as a director of MGPX. On the same date, MGPX and Mr. Peak entered into an agreement under which he was also appointed as president, chief executive officer and secretary, subject to the satisfaction of certain conditions by August 26, 1999. All such conditions were satisfied by that date.

     On August 25, 1999, MGPX completed a private placement of a total of 6,460,000 shares of common stock and warrants to purchase 2,460,000 shares of common stock, raising gross proceeds of $670,600. MGPX paid no commissions or finder's fees in connection with the placement. In the placement, MGPX sold common stock and warrants for consideration in excess of $60,000 to each of the following directors, executive officers and beneficial owners of over 5% of the class of MGPX common stock:

                                                                    Number of
                                                                    shares of          Number of
                                                                    common stock       warrants
                                                                    purchased at       purchased at
Name of purchaser                    Relationship to MGPX           $0.10 per share    $0.01 per warrant    Total paid
-----------------                    --------------------           ---------------    -----------------    ----------
Kenneth R. Peak                      Director, president, chief        1,545,000          1,400,000          $168,500
                                     executive officer and
                                     secretary, and 5%+
                                     beneficial owner

Bounty Management, Ltd.              5%+ beneficial owner                615,000                 --           $61,500

The warrants will expire in five years, have an exercise price of $1.00 per share, and will become exercisable if MGPX stockholders approve proposal 3 at the annual meeting. See "Proposal 1: Election of Directors--Security Ownership of Certain Beneficial Owners and Management" and "Proposal 3:
Authorization of Additional Shares of Common Stock." In the placement, MGPX also sold a total of 2,100,000 shares of common stock to four private investment funds for which Peter Schlesinger, our chairman and chief financial officer, acts as a financial adviser and by which he may be compensated on a performance basis.

           THE BOARD OF DIRECTORS RECOMMENDS THAT AUTHORITY BE GRANTED
                      TO VOTE FOR ALL NOMINEES FOR DIRECTOR


                                   PROPOSAL 2:
                                   NAME CHANGE

     On August 26, 1999, the board of directors unanimously approved an amendment to our articles of incorporation to change the company's name to "Contango Oil & Gas Company." The board recommends that stockholders approve the amendment at the annual meeting. If the amendment is approved, Article First will be amended to read in its entirety as follows:

                  "FIRST: The name of the corporation shall be Contango Oil & Gas Company."

     The board believes that the proposed name will better describe the company, in view of its recent entry into the oil and gas resources business. The board believes that the name change will increase the company's ability to develop positive name recognition within its industry and among securities analysts, market makers and investors.

     The amendment will not be adopted unless at least 4,236,813 shares of common stock, representing a majority of such shares outstanding on the record date, are voted for its approval. If the amendment is approved by the stockholders at the meeting, it will become effective when we file with the Nevada Secretary of State a certificate of amendment in accordance with Nevada law.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                      CHANGING THE NAME OF THE CORPORATION

                                   PROPOSAL 3:
               AUTHORIZATION OF ADDITIONAL SHARES OF COMMON STOCK

     On August 26, 1999, the board of directors unanimously approved an amendment to our articles of incorporation to increase the number of our authorized shares of common stock from 12,375,000 to 50,000,000, and to reserve 2,460,000 of such shares for issuance upon the exercise of certain outstanding warrants. The remaining shares would be available generally for issuance by the board without further stockholder approval.

     The board recommends that stockholders approve the amendment at the annual meeting. If the amendment is approved, Article Fourth will be amended to read in its entirety as follows:

                  "FOURTH: The maximum number of shares of all classes which the corporation is authorized to have outstanding is fifty million one hundred twenty-five thousand (50,125,000) shares, consisting of fifty million (50,000,000) shares of Common Stock, all par value $0.04, and one hundred twenty-five thousand (125,000) shares of Preferred Stock, all par value $0.04 per share. The holders of Preferred Stock shall have such rights, preferences, and privileges as may be determined, prior to the issuance of such shares, by the Board of Directors.

     As of the date of this proxy statement, we have 12,375,000 authorized shares of common stock, of which 8,473,625 shares are issued and outstanding and 100,000 shares have been reserved for issuance upon exercise of outstanding options. The outstanding shares include a total of 6,460,000 shares which MGPX sold in a private placement on August 25, 1999. Thus, MGPX currently has a total of 3,801,375 unissued and unreserved shares which are available for issuance, most of which MGPX expects to issue in a second private placement sometime before the annual meeting.

     As part of the August private placement, MGPX also sold warrants for the purchase of a total of 2,460,000 shares of common stock at an exercise price of $1.00 per share. However, because insufficient shares were available to be reserved for issuance upon exercise of the warrants, the warrants will not become exercisable until after our stockholders have authorized additional shares. See "Proposal 1: Election of Directors -- Certain Relationships and Related Transactions" and "-- Security Ownership of Certain Beneficial Owners and Management." Therefore, if stockholders approve the proposal to increase the number of authorized shares of common stock, they will also in effect make the warrants exercisable. The following persons who purchased such warrants in the private placement thus stand to benefit personally if proposal 3 is approved:

     Name of purchaser                  Relationship to MGPX                          Number of warrants
     -----------------                  --------------------                          ------------------
     Kenneth R. Peak                    Director, president, chief executive             1,400,000
                                        officer and secretary, and 5%+
                                        beneficial owner

     Brad Juneau                        Nominee for director                               400,000

     Darrell W. Williams                Nominee for director                               160,000

     Joseph J. Romano                   Nominee for director                               100,000

     Stockholders will also be asked to approve the 1999 Stock Incentive Plan at the annual meeting, as described in proposal 4. The plan provides for the issuance of up to 5,000,000 shares of common stock. Therefore, in order for the plan to be fully implemented, stockholders must approve proposal 3 and authorize the additional shares of common stock necessary to be reserved for issuance under the plan. See "Proposal 4: Adoption of the 1999 Stock Incentive Plan."

     The board of directors believes that if this proposal is approved and the warrants become exercisable, the warrants will provide the holders thereof with a strong incentive to help create value for our stockholders. The board believes that similar incentives will be provided to our directors, officers, employees and others if stockholders approve the authorization of additional shares under proposal 3 and approve the 1999 Stock Incentive Plan under proposal 4.

     In addition, the board believes it is prudent to authorize additional shares of common stock to provide the board with flexibility in corporate planning and in responding to future business developments, including possible financings to sustain operations, financing of oil and gas property acquisitions and exploration projects, providing incentives for our officers, employees, directors and consultants, approving stock splits and dividends, and for other general corporate purposes. In order to implement the company's new business plan, the board anticipates that the company will have an immediate and ongoing need to issue shares of common stock in private placements in order to finance the company's operations, acquisitions and exploration projects.

     Authorized shares of common stock may be issued by the board from time to time without further stockholder approval, except in situations where stockholder approval is required by state law or by the rules of a national securities exchange or market on which a company's securities are listed or traded. No such rules are imposed by the OTC Bulletin Board, on which the company's common stock is traded.

     Under some circumstances, the issuance by the company of additional shares of common stock could dilute the voting rights, equity and earnings per share of existing stockholders. Our stockholders have no preemptive rights to acquire additional shares of common stock whenever the company sells its common stock.

     The authorization of additional shares of common stock may also have anti-takeover effects. For example, the board of directors could, in the exercise of its fiduciary obligations, seek to resist an unsolicited takeover proposal by issuing the additional authorized shares without further stockholder approval in private placements or other transactions, which could prevent or make more difficult or costly the completion of the takeover transaction by diluting the voting rights or other rights of the insurgent, by creating a substantial voting block in friendly hands, by effecting an acquisition that would complicate or preclude the takeover, or otherwise. The issuance of additional common stock under such circumstances could be disadvantageous to existing stockholders because to do so might prevent a favorable takeover proposal and, in any event, would dilute their percentage interests in the company and thus weaken their percentage control of the company.

     The amendment will not be adopted unless at least 4,236,813 shares of common stock, representing a majority of such shares outstanding on the record date, are voted for its approval. If the amendment is approved by the stockholders at the meeting, it will become effective when we file with the Nevada Secretary of State a certificate of amendment in accordance with Nevada law.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
             THE AUTHORIZATION OF ADDITIONAL SHARES OF COMMON STOCK

                                   PROPOSAL 4:
                    ADOPTION OF THE 1999 STOCK INCENTIVE PLAN

THE PLAN

     The success of MGPX is largely dependent upon the efforts of our key employees and our directors and consultants. In order to continue to attract, motivate and retain outstanding individuals to serve MGPX in these roles, the board of directors believes it is essential to provide compensation incentives that are competitive with those provided by other companies in our industry. In addition, the board believes it is important to create an identity of interests of its key employees, directors and consultants with those of its stockholders by encouraging ownership of MGPX common stock.

     Accordingly, the board has adopted the 1999 Stock Incentive Plan and proposes that stockholders approve the plan at the annual meeting in substantially the form attached as Appendix A. The plan will be designated as the "Contago Oil & Gas Company 1999 Stock Incentive Plan," provided that stockholders approve the company's name change at the meeting. See "Proposal 2: Name Change."

     Currently, MGPX has no other stock option or stock incentive plan and no stock options outstanding other than 100,000 options which the company granted to its former president and chief executive officer on June 8, 1999, which are exercisable for three years at $1.00 per share.

     Material provisions of the 1999 Stock Incentive Plan are summarized below.

GENERAL

     The shares to be offered under the plan will initially consist of up to 5,000,000 shares of common stock (subject to adjustment to prevent dilution), which may be issued:

     - pursuant to options granted under the plan which either are intended to qualify as incentive stock options ("Incentive Options") under
          Section 422 of the Internal Revenue Code (the "Code") or constitute non-qualified options ("Non-Qualified Options"), or

     -    pursuant to restricted stock awards ("RSAs").

EFFECTIVE DATE AND TERM

     The plan will become effective upon approval by the stockholders. If the plan is approved, options and RSAs may be granted under the plan at any time until August 26, 2009.

ADMINISTRATION

     The plan will be administered either by the board of directors or, in the discretion of the board, by a committee appointed by the board consisting solely of non-employee directors (the "Committee"). Accordingly, in this discussion all references to the Committee will also refer to the board acting in that capacity.

     The Committee will have the authority to construe and interpret the plan, to define its terms, to determine the times an option or RSA may be issued or exercised and the number of shares which may be exercised at any one time, to prescribe, amend and rescind rules and regulations relating to the plan, to approve and determine the duration of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the plan, and to make all other determinations necessary or advisable for the administration of the plan.

ELIGIBILITY

     Those eligible to receive Non-Qualified Options and RSAs under the plan include directors, officers, employees and independent contractors of the company or of any subsidiary or parent of the company, prospective employees and independent contractors of the company, and any other individual or entity to whom the Committee deems it to be in the company's best interest to grant a Non-Qualified Option, so long as the grant of the Non-Qualified Option would further a specific company purpose. Those eligible to receive Incentive Options include only actual employees of the company or of any subsidiary or parent of the company. All such eligible parties are sometimes referred to in this discussion as "Employees."

PARTICIPATION

     The Committee will determine those Employees to whom options or RSAs shall be granted, the time or times at which the options or RSAs shall be granted and the number of shares to be subject to each option or RSA. Employees may receive more than one option or RSA and may be granted either Incentive Options or Non-Qualified Options, or both. However, in no event shall an Employee be granted in any calendar year, under the plan and all other plans of the company and any subsidiary or parent of the company, Incentive Options that are first exercisable during any one calendar year for stock with an aggregate fair market value at the time of grant of over $100,000.

     Because of the discretion possessed by the Committee, it is not possible to state in advance the number of persons who may be selected to participate in the plan, the number of options or RSAs that may be granted to them or the number of shares of common stock subject to each option.

EXERCISE OF OPTIONS

     The exercise price of any Incentive Option granted under the plan shall not be less than:

     - 100% of the fair market value (as defined) of the company's common stock on the date of grant, and

     - 110% of the fair market value of the company's common stock on the date of grant if the recipient of the Incentive Option owns more than 10% of the total combined voting power of all classes of stock of the company or any subsidiary or parent of the company.

     The exercise price of a Non-Qualified Option granted under the plan shall not be less than 85% of the fair market value per share of the company's common stock on the date of grant.

     However, in no event shall the exercise price of an Incentive Option or a Non-Qualified Option be less than $0.30 per share.

     Options granted under the plan shall not be exercisable after the expiration of ten years from the date of grant (or five years in the case of Incentive Options granted to a recipient owning more than 10% of the total combined voting power of all classes of stock of the company or any subsidiary or parent of the company) unless the Committee selects an earlier date.

     An option shall be exercisable at a rate of 33-1/3% per year over 3 years from the date of grant of the option, unless the Committee determines otherwise.

     An option holder may purchase less than the total number of shares for which an option is exercisable, provided that a partial exercise of an option may not be for less than 100 shares unless the exercise is during the final year of the option, and shall not include any fractional shares.

     The plan permits options to be exercised from time to time by a written notice to the company stating the number of shares as to which the option is being exercised, accompanied by full payment, by cash or by certified or cashier's check or other equivalent means acceptable to the company, of the purchase price for the number of shares being purchased and, if applicable, any federal, state or local taxes required to be paid. In the Committee's discretion, payment of the purchase price at the time of exercise may be made in whole or in part with shares of the company's common stock, valued at their fair market value on the date of exercise.

     In addition, the company may make loans to finance the exercise of options on terms approved by the Committee; however, the principal amount of any such loan shall not exceed the purchase price of the shares being purchased, and the term of the loan, including extensions, shall not exceed 10 years. Unless the Committee determines otherwise, when a loan shall have been made, shares having a fair market value at least equal to the principal unpaid balance of the loan shall be pledged by the holder to the company as security for payment of the unpaid balance of the loan.

NON-TRANSFERABILITY OF OPTIONS AND RSAS

     No options or RSAs granted under the plan shall be assignable or transferable by the recipient under the plan, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution. An option shall be exercisable only by the recipient during his lifetime. Shares subject to an RSA shall be delivered or made only to the holder of the RSA or the holder's duly appointed legal representative.

TERMINATION OF EMPLOYMENT

     Except as the Committee may determine otherwise with respect to any Non-Qualified Options granted under the plan, the options granted to a recipient who ceases to be an Employee because of death, permanent disability or otherwise, will terminate as follows:

     - DEATH OR PERMANENT DISABILITY. An option granted to a recipient who dies at a time when he is employed by the company or who ceases to be an Employee by reason of permanent disability shall terminate one year after the date of death or termination of employment due to permanent disability unless, by its terms, the option shall expire before that date or otherwise terminate as provided in the plan. In the case of death, an option may be exercised by the persons to whom the recipient's rights under the option pass by will or by the laws of descent and distribution. The decision whether a termination by reason of permanent disability has occurred shall be made by the Committee.

     - OTHERWISE THAN DEATH OR PERMANENT DISABILITY. The options granted to a recipient who ceases to be an Employee for any reason other than his death or permanent disability shall terminate three months from the date on which the employment was terminated, unless the recipient has been rehired by the company and is an Employee on that date.

DILUTION OR OTHER ADJUSTMENTS

     The Committee may specify any rules, procedures, adjustments and matters with respect to the plan and any options or RSAs issued under the plan in connection with any reorganization, merger, reverse merger, recapitalization, reclassification, stock split, reverse split, combination of shares, sale of all or substantially all of the company's assets, sale of the company, or other corporate event or transaction, including such things as modifying any applicable vesting provisions, adjusting the amount of outstanding options and RSAs and terminating the plan.

AMENDMENT AND TERMINATION

     With respect to any shares under the plan which, at the time, are not already subject to options or RSAs, the board of directors may suspend or terminate the plan or amend or revise the terms of the plan; however, any amendment to the plan must be approved by a majority of the company's stockholders if the amendment would (i) materially increase the benefits to participants under the plan, (ii) increase the number of shares which may be issued under the plan, except pursuant to the adjustment provisions of the plan, or (iii) materially modify the requirements for eligibility to participate in the plan.

     No amendment, suspension or termination of the plan will change or impair the rights or obligations of any previously granted option or RSA without the recipient's consent.

     The terms and conditions of any option or RSA granted under the plan may be amended only by written agreement. However, if any amendment of an Incentive Option would constitute a "modification, extension or renewal" of the original option or RSA within the meaning of Section 424(h) of the Code, the amendment will be null and void unless it contains an acknowledgment of that fact by the parties.

RIGHT TO REPURCHASE AND RIGHT OF FIRST REFUSAL

     Except as the Committee determines otherwise, if a recipient of options or RSAs under the plan ceases to be an Employee other than due to retirement with the consent of the company, the company shall have the right to:

     - repurchase all or any portion of the shares purchased by the Employee upon exercise of options, or delivered to the Employee pursuant to an RSA, at the fair market value of the shares as of the date employment was terminated or, if necessary in order to satisfy applicable legal requirements, the original purchase price, if higher;

     - repurchase any shares issuable under any unexercised options at the fair market value of the shares less the purchase price payable upon exercise of the options; and

     - purchase the unvested portion of the options as of the date of termination of employment at the cost, if any, paid by the Employee for purchase of the options.

Any shares or options repurchased by the company shall again be available for issuance under the plan.

     The company shall also have a right of first refusal which it may exercise whenever there is a proposed sale of shares purchased upon exercise of options or delivered pursuant to an RSA. If the holder of such shares desires to accept a bona fide third-party offer for any or all of such shares, the shares shall first be offered to the company upon the same terms and conditions as are set forth in the bona fide offer.

     The Committee may elect to provide that the company's repurchase rights and rights of first refusal will lapse upon (1) the first date on which the company's common stock is held of record by more than 500 persons, (2) a determination by the board of directors that a public market exists for the company's outstanding shares of common stock, or (3) the consummation of an initial public offering of the company's securities.

MARKET STAND-OFF

     Any recipient of an option or RSA under the plan will be required to agree not to sell or make any other disposition for value of shares received under the plan for a period of up to 180 days after the effective date of a registration statement for an initial public offering or any subsequent underwritten public offering by the company of its equity securities.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The following summary generally describes the principal federal (and not state, local or foreign) income tax consequences of awards granted under the plan as of this time. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular Employee or to the Company. The provisions of the Code and regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

INCENTIVE STOCK OPTIONS

     Incentive stock options granted under the plan are intended to qualify as incentive stock options under Section 422 of the Code. Pursuant to Section 422, the grant and exercise of an incentive stock option will generally not result in taxable income to the optionee (with the possible exception of alternative minimum tax liability) if the optionee does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the optionee has continuously been a company employee from the date of grant to three months before the date of exercise (or twelve months in the event of death or disability). The company generally will not be entitled to a deduction for income tax purposes in connection with the exercise of an incentive stock option. Upon the disposition of shares acquired upon exercise of an incentive stock option, the optionee will be taxed on the amount by which the amount realized upon such disposition exceeds the option price, and such amount will be treated as long-term capital gain or loss. If the holding period requirements for incentive stock option treatment described above are not met, the option will be treated as a nonqualified stock option.

     Pursuant to the Code and the terms of the plan, in no event can there first become exercisable by an optionee in any one calendar year incentive stock options granted by the company with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an incentive stock option granted under the plan exceeds this limitation, it will be treated as a nonqualified stock option. In addition, if an incentive stock option is granted to an individual who owns, immediately before the time that the option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the company, then (i) the purchase price of each share covered by the option must be not less than 110% of the fair market value per share on the date of grant, and (ii) instead of expiring after ten years, the option must expire 5 years after the date of grant unless the Committee selects an earlier date.

NONQUALIFIED STOCK OPTIONS

     If an optionee receives a nonqualified stock option, the difference between the market value of the stock on the date of exercise and the option price will constitute taxable ordinary income to the optionee on the date of exercise. The company will be entitled to a deduction in the same year in an amount equal to the income taxable to the optionee. The optionee's basis in shares of common stock acquired upon exercise of an option will equal the option price plus the amount of income taxable at the time of exercise. Any subsequent disposition of the stock by the optionee will be taxed as a capital gain or loss to the optionee, and will be long-term capital gain or loss if the optionee has held the stock for more than one year at the time of sale.

RESTRICTED STOCK SUBJECT TO RESTRICTED STOCK AWARDS

     Awards of restricted stock will not result in taxable income to the employee or a tax deduction to the company for federal income tax purposes. Upon expiration of the restricted period applicable to the restricted stock awarded, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid, if any, will be included in the recipient's ordinary income as compensation, except that, in the case of restricted stock issued at the beginning of the restriction period, the recipient may elect to include in his ordinary income as compensation at the time the restricted stock is awarded, the fair market value of such shares at such time, less any amount paid therefor. The company will be entitled to a corresponding income tax deduction to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax withholding.

STOCKHOLDER APPROVAL

     The affirmative vote of holders of a majority of the shares of common stock, represented in person or by proxy and entitled to vote, at the annual meeting is required to approve the plan.

     Since the plan provides for the issuance of up to 5,000,000 shares of common stock, the plan cannot be fully implemented unless there are that many shares available to be reserved for issuance under the plan. Currently, MGPX has fewer than 5,000,000 shares of common stock available. Therefore, in order for the plan to be fully implemented, stockholders will also need to authorize the issuance of additional shares of common stock by approving proposal 3. See "Proposal 3: Authorization of Additional Shares of Common Stock."

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                    APPROVAL OF THE 1999 STOCK INCENTIVE PLAN

                                   PROPOSAL 5:
                        SELECTION OF INDEPENDENT AUDITORS

     In the past, MGPX has retained the accounting firm of Singer Lewak Greenbaum & Goldstein LLP ("Singer Lewak") to audit our financial statements. With the company's recent change of business, the board of directors believes that it will be in the company's best interests to have its financial statements audited by an internationally known accounting firm, which the board believes will improve the company's credibility in the business and investment communities. Accordingly, the board has selected Arthur Andersen LLP ("Arthur Andersen") to audit our financial statements for the fiscal year ending June 30, 2000 and asks that stockholders ratify that selection.

     Arthur Andersen has advised us that neither it nor any of its partners or associates has any direct or indirect financial interest in or any connection with MGPX.

     Although ratification of the choice of auditors is not legally required, the board believes such ratification to be in the best interests of the corporation. If stockholders do not approve the board's choice of auditors, the board will select another firm to audit our financial statements.

     We do not anticipate that a representative of either Singer Lewak or Arthur Andersen will attend the annual meeting. However, if a representative does attend the meeting, we will give them the opportunity to make a statement if they wish and to answer appropriate questions.

     The following resolution will be offered for a vote at the meeting:

          RESOLVED, that the appointment of Arthur Andersen LLP as the independent certified public accountants of the corporation for the fiscal year ending June 30, 2000 is hereby approved and ratified.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
       RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN AS OUR AUDITORS

                                  OTHER MATTERS

     We are not aware of any other matters that may come before the annual meeting. However, if any other matter does properly come before the meeting, the person named as proxy on the accompanying proxy card will have discretionary authority to vote all proxies in accordance with his best judgment.

                              STOCKHOLDER PROPOSALS


     Any stockholder who intends to present a proposal at next year's annual meeting of stockholders and wishes to have the proposal included in the proxy materials for that meeting must deliver the proposal to us no later than May 12, 2000 and must comply in all other respects with Rule 14a-8 under the Securities Exchange Act of 1934. Any stockholder proposal submitted other than for inclusion in the proxy materials for that meeting must be delivered to us a reasonable time before we mail the proxy materials for that meeting, or the proposal will be considered untimely and the person named as proxy will have authority to vote on the proposal in his discretion as to all shares represented by proxy.


                             ADDITIONAL INFORMATION

     This proxy statement is accompanied by our annual report on Form 10-K for the fiscal year ended June 30, 1999. The Securities and Exchange Commission maintains a World Wide Web site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. We will also provide our stockholders with a copy of the exhibits to our annual report on Form 10-K at no charge upon written request to Kenneth R. Peak, 3700 Buffalo Speedway, Suite 960, Houston, Texas 77098.


Houston, Texas                              By Order of the Board of Directors
September 9, 1999

                                   APPENDIX A


                           CONTANGO OIL & GAS COMPANY

                            1999 STOCK INCENTIVE PLAN


1.        PURPOSE

          The purpose of the Contango Oil & Gas Company 1999 Stock Incentive Plan (the "Plan") is to further the interests of Contango Oil & Gas Company (the "Company") by strengthening the desire of Employees to continue their employment with the Company and by securing other benefits for the Company through stock options and restricted stock awards to be granted hereunder. Options granted under the Plan are either options intending to qualify as "incentive stock options" within the meaning of Section 422 of the Code or non-qualified stock options.

2.        DEFINITIONS

          Whenever used herein the following terms shall have the following meanings, respectively:

          (a) "Act" shall mean the Securities Act of 1933, as amended.

          (b) "Board" shall mean the Board of Directors of the Company.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Committee" shall mean the committee which shall be selected and designated by the Board as the "Compensation Committee" and which shall consist solely of non-employee directors, or if no committee has been appointed, reference to "Committee" shall be deemed to refer to the Board.

          (e) "Common Stock" shall mean the Company's Common Stock as described in the Company's Articles of Incorporation.

          (f) "Company" shall mean Contango Oil & Gas, Inc., a Nevada corporation.

          (g) "Employee" shall mean in connection with Non-Qualified Options, the Company's Non-Qualified Stock Option Agreement and Restricted Stock Awards (i) any director, officer, actual employee or independent contractor of the Company or any Subsidiary or Parent of the Company, (ii) any individual in an effort to induce said individual to become and remain an employee or independent contractor of the Company, or (iii) any other individual or entity the Committee may deem appropriate to receive a Non-Qualified Option (so long as the grant of the Non-Qualified Option furthers a specific Company purpose and the Committee deems it in the best interests of the Company to grant the Non-Qualified Option to said individual or entity). In connection with Incentive Options and the Company's Incentive Stock Option Agreement, the term "Employee" shall include only actual employees of the Company or of any Subsidiary or Parent of the Company.

          (h) "Fair Market Value Per Share" of the Common Stock shall mean, if the Common Stock is publicly traded, the mean between the highest and lowest quoted selling prices of the Common Stock on the date of the grant of the Option or, if not available, the mean between the bona fide bid and asked prices of the Common Stock on the date of the grant of the Option or RSA. In any situation not covered above or if there were no sales on the date of the grant of an Option or RSA, the Fair Market Value Per Share shall be determined by the Committee in accordance with Section 20.2031-2 of the Federal Estate Tax Regulations. Notwithstanding the foregoing, if the Option or RSA is granted in connection with an initial public offering of the Company's Common Stock, the Fair Market Value Per Share shall be at the price at which the Common Stock is sold in such public offering.

          (i) "Incentive Option" shall mean an Option granted under the Plan which is designated as and is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (j) "Non-Qualified Option" shall mean an Option granted under the Plan which is designated as a non-qualified stock option and which does not qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (k) "Option" shall mean an Incentive Option, as defined in Section 2(i) hereof, or a Non-Qualified Option, as defined in Section 2(k) hereof.

          (l) "Optionee" shall mean any Employee who has been granted an Incentive Option to purchase shares of Common Stock under the Plan and shall mean any person (including an Employee) who has been granted a Non-Qualified Option under the Plan.

          (m) "Parent" shall have the meaning set forth in Section 424(e) of the Code.

          (n) "Participant" means any individual to whom an RSA has been granted by the Committee under this Plan.

          (o) "Permanent Disability" shall mean termination of employment with the Company or with the consent of the Company by reason of permanent and total disability within the meaning of Section 22(e)(3) of the Code.

          (p) "Plan" shall mean this 1999 Stock Incentive Plan.

          (q) "Public Offering" shall mean a firm commitment underwritten public offering pursuant to an effective registration statement under the Act covering the offer and sale of the Common Stock.

          (r) "Restricted Stock Award" means any form of grant of Restricted Stock under the Plan.

          (s) "Restricted Stock" means shares of Common Stock issued pursuant to an RSA which are subject to forfeiture provisions or such other conditions as may be determined by the Committee and specified in the Restricted Stock Award Agreement.

          (t) "Restricted Stock Award Agreement" means a written agreement setting forth the terms of an RSA.

          (u) "RSA" means a Restricted Stock Award.

          (v) "Subsidiary" shall have the meaning set forth in Section 424(f) of the Code.

3.        ADMINISTRATION

          (a) The Plan shall be administered either (i) by the Board, or (ii) in the discretion of the Board, by the Committee appointed by the Board. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies.

          (b) Any action of the Committee with respect to the administration of the Plan shall be taken by majority vote or by written consent of a majority of its members.

          (c) Subject to the provisions of the Plan, the Committee or the Board shall have the authority to construe and interpret the Plan, to define the terms used therein, to determine the time or times an Option or RSA may be issued or exercised and the number of shares which may be exercised at any one time, to prescribe, amend and rescind rules and regulations relating to the Plan, to approve and determine the duration of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Committee shall be conclusive and binding on all Employees and on their guardians, legal representatives and beneficiaries.

          (d) The Company will indemnify and hold harmless the members of the Board and the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the negligence, gross negligence, bad faith, willful misconduct and/or criminal acts of such person.

          (e) The Company will provide financial information to the Optionees and Participants on the same basis as the Company provides such information to holders of Common Stock, which in any event shall include dissemination of the Company's financial statements at least annually.

4.        NUMBER OF SHARES SUBJECT TO PLAN

          The shares to be offered under the Plan shall initially consist of up to five million (5,000,000) shares of Common Stock, subject to adjustment from time to time by the Committee under Section 17 of the Plan. If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan. If any shares which are attributable to RSAs expire or are otherwise terminated, canceled, surrendered or forfeited, during a calendar year, such shares shall again be available for purposes of this Plan.

5.        ELIGIBILITY AND PARTICIPATION

          (a) The Committee shall determine the Employees to whom Options or RSAs shall be granted, the time or times at which such Options or RSAs shall be granted and the number of shares to be subject to each Option or RSA. An Employee who has been granted an Option or RSA may, if he is otherwise eligible, be granted an additional Option or Options or RSA or RSAs if the Committee shall so determine. An Employee may be granted Incentive Options or Non-Qualified Options or both under the Plan; provided, however, that the grant of Incentive Options and Non-Qualified Options to an Employee shall be the grant of separate Options and each Incentive Option and each Non-Qualified Option shall be specifically designated as such.

          (b) In no event shall an Employee be granted in any calendar year, under the Plan and all other plans of the Company and any Subsidiary or Parent of the Company, Incentive Options that are first exercisable during any one calendar year for stock with an aggregate fair market value (determined as of the time the option was granted) in excess of One Hundred Thousand Dollars ($100,000).

6.        RESTRICTED STOCK AWARDS

          The Committee may grant RSAs to such directors, officers, actual employees or independent contractors of the Company of any Subsidiary of Parent of the Company, in such amounts and subject to such terms and conditions as the Committee may determine in its sole discretion, including such restrictions on transferability and other restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee shall determine.

          Restricted Stock granted under the Plan shall be evidenced by certificates registered in the name of the Participant and bearing an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company may retain physical possession of any such certificates, and the Company may require a Participant awarded Restricted Stock to deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock for so long as the Restricted Stock is subject to a risk of forfeiture.

          Unless otherwise determined by the Committee at the time of an Award, the holder of an RSA shall have the right to vote the restricted shares and to receive dividends thereon, unless and until such shares are forfeited.

          In the event all or any of the shares subject to an RSA are forfeited due to failure to meet or comply with restrictions imposed by the Committee at the time of grant prior to the lapse of any or all such restrictions, the Company shall repay to the Participant (or the Participant's estate) any cash amount paid by the Participant for such forfeited shares.

7.        PURCHASE PRICE OF OPTIONS

          The purchase price of each share covered by the Plan shall be determined by the Committee subject to the following; provided, however, that in no event shall the purchase price of any share covered by an Incentive Option or a Non-Qualified Option be less than $0.30:

          (a) The purchase price of each share covered by each Incentive Option shall not be less than one hundred percent (100%) of the Fair Market Value Per Share of the Common Stock of the Company on the date the Incentive Option is granted; provided, however, that if at the time an Incentive Option is granted the Optionee owns or would be considered to own by reason of Section 424(d) of the Code more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary or Parent of the Company, the purchase price of the shares covered by such Incentive Option shall not be less than one hundred ten percent (110%) of the Fair Market Value Per Share of the Common Stock on the date the Incentive Option is granted.

          (b) The purchase price of each share covered by each Non-Qualified Option shall not be less than eighty-five percent (85%) of the Fair Market Value Per Share of the Common Stock of the Company on the date the Non-Qualified Option is granted.

8.        DURATION OF OPTIONS

          The expiration date of each Option and all rights thereunder shall be determined by the Committee at the time of the grant of the Option and as shall be permissible under the terms of the Plan; provided, however, in no event shall an Option be exercisable after the expiration of ten (10) years from the date on which the Option is granted, and the Option shall be subject to earlier termination as provided herein; provided, however, that if at the time an Incentive Option is granted the Optionee owns or would be considered to own by reason of Section 424(d) of the Code more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary or Parent of the Company, such Incentive Option shall expire five
(5) years from the date the Incentive Option is granted unless the Committee selects an earlier date.

9.        EXERCISE OF OPTIONS

          Except as otherwise determined by the Committee, an Option shall be exercisable at a rate of twenty percent (20%) per year over five (5) years from the date of grant of such Options, unless the Committee determines otherwise.

          An Optionee may purchase less than the total number of shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less than one hundred (100) shares, unless the exercise is during the final year of the Option, and shall not include any fractional shares. As a condition to the exercise, in whole or in part, of any Option, the Committee may in its sole discretion require the Optionee to pay, in addition to the purchase price of the shares covered by the Option, an amount equal to any federal, state and local taxes that the Committee has determined are required to be paid in connection with the exercise of such Option in order to enable the Company to claim a deduction or otherwise. Furthermore, if any Optionee disposes of any shares of stock acquired by exercise of an Incentive Option prior to the expiration of either of the holding periods specified in Section 422(a)(1) of the Code, the Optionee shall pay to the Company, or the Company shall have the right to withhold from any payments to be made to the Optionee, an amount equal to any federal, state and local taxes the Committee has determined are required to be paid in connection with the exercise of such Option, in order to enable the Company to claim a deduction or otherwise.

10.       METHOD OF EXERCISE OF OPTIONS

          (a) To the extent that the right to purchase shares has accrued, Options may be exercised from time to time by giving written notice to the Company stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full, by cash or by certified or cashier's check payable to the order of the Company or the equivalent thereof acceptable to the Company, of the purchase price for the number of shares being purchased and, if applicable, any federal, state or local taxes required to be paid in accordance with the provisions of Section 9 hereof. The Company shall issue a separate certificate or certificates with respect to each Option exercised by an Optionee.

          (b) In the Committee's discretion, payment of the purchase price for the shares with respect to which the Option is being exercised may be made in whole or in part with shares of Common Stock of the Company. If payment is made with shares of Common Stock, the Optionee, or other person entitled to exercise the Option, shall deliver to the Company certificates representing the number of shares of Common Stock in payment for the shares being purchased, duly endorsed for transfer to the Company. If requested by the Committee, prior to the acceptance of such certificates in payment for such shares, the Optionee, or any other person entitled to exercise the Option, shall supply the Committee with a representation and warranty in writing that he has good and marketable title to the shares represented by the certificate(s), free and clear of all liens and encumbrances. The value of the shares of Common Stock tendered in payment for the shares being purchased shall be their Fair Market Value Per Share on the date of the Optionee's exercise.

          (c) Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of the shares for such period as may be required for it to comply, with reasonable diligence, with any applicable listing requirements of any national securities exchange or any federal, state or local law. If an Optionee, or other person entitled to exercise an Option, fails to accept delivery of or fails to pay for all or any portion of the shares requested in the notice of exercise, upon tender of delivery thereof, the Committee shall have the right to terminate his Option with respect to such shares.

          (d) The Company may make loans to Optionees as the Committee, in its discretion, may determine in connection with the exercise of outstanding Options granted under the Plan. Such loans shall (i) be evidenced by promissory notes entered into by the holders in favor of the Company; (ii) be subject to the terms and conditions set forth in this subsection (d) and such other terms and conditions, not inconsistent with the Plan, as the Committee shall determine; and (iii) bear interest at such rate as the Committee shall determine. In no event may the principal amount of any such loan exceed the purchase price of the shares covered by the Option, or portion thereof, purchased by the Optionee. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal and applicable interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Committee; PROVIDED, however, that the term of the loan, including extensions, shall not exceed ten
(10) years. Unless the Committee determines otherwise, when a loan shall have been made, shares having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a security agreement, the terms of which shall be determined by the Committee, in it discretion; PROVIDED, HOWEVER, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

11.       NON-TRANSFERABILITY OF OPTIONS

          No Option or RSA granted under the Plan shall be assignable or transferable by the Optionee, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by the Optionee. Shares subject to RSAs shall be delivered or made only to the holder of the RSA or such holder's duly appointed legal representative.

12.       CONTINUANCE OF EMPLOYMENT

          Nothing contained in the Plan or in any Option or RSA granted under the Plan shall confer upon any Optionee or Participant any rights with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the Optionee or Participant from the rate in existence at the time of the grant of an Option or RSA.

13.       TERMINATION OF EMPLOYMENT OTHER THAN BY
          DEATH OR PERMANENT DISABILITY

          Except as the Committee may determine otherwise with respect to any Non-Qualified Options granted hereunder: If an Optionee ceases to be an Employee for any reason other than his death or Permanent Disability, any Options granted to him under the Plan shall terminate three (3) months from the date on which such Optionee terminates his employment (whether voluntarily or involuntarily) unless such Optionee has been rehired by the Company and is an Employee on such date. During such three (3) month period, an Optionee may exercise any Option granted to him but only to the extent such Option was exercisable on the date of termination of his employment and provided that such Option has not expired or otherwise terminated as provided herein. The decision as to whether a termination for a reason other than death or Permanent Disability has occurred shall be made by the Committee, whose decision shall be final and conclusive. A leave of absence approved in writing by the Committee shall not be deemed a termination of employment for purposes of this Section, but no Option may be exercised during any such leave of absence, except during the first three (3) months thereof.

14.       DEATH OR PERMANENT DISABILITY OF OPTIONEE OR PARTICIPANT

          Except as the Committee may determine otherwise with respect to any Non-Qualified Options granted hereunder: If an Optionee shall die at a time when he is employed by the Company or if the Optionee shall cease to be an Employee by reason of Permanent Disability, any Options granted to him under this Plan shall terminate one year after the date of his death or termination of employment due to Permanent Disability unless by its terms it shall expire before such date or otherwise terminate as provided herein, and shall only be exercisable to the extent that it would have been exercisable on the date of his death or his retirement due to Permanent Disability. In the case of death, the Option may be exercised by the person or persons to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution. The decision as to whether a termination by reason of Permanent Disability has occurred shall be made by the Committee, whose decision shall be final and conclusive.

          Each Participant shall file and maintain with the Company a written designation of one or more persons as the beneficiary or beneficiaries who shall be entitled to receive the award, if any, of Restricted Stock payable under the Plan upon the Participant's death. If no such designation is in effect at the time of a Participant's death, or if no designated beneficiary survives the Participant or if such designation conflicts with the law, the Participant's estate shall be entitled to receive the RSA, if any, payable under the Plan upon the Participant's death.

15.       STOCK PURCHASE NOT FOR DISTRIBUTION

          Each Optionee or Participant shall, by accepting the grant of an Option or RSA under the Plan, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon exercise of the Option or grant of the RSA will be received and held without a view to distribution except as may be permitted by the Act, and the rules and regulations promulgated thereunder. After each notice of exercise of any portion of an Option or grant of an RSA, if requested by the Committee, the person entitled to exercise the Option or granted the RSA must agree in writing that the shares of stock are being acquired in good faith without a view to distribution except as may be permitted by the Act and the rules and regulations promulgated thereunder.

16.       PRIVILEGES OF STOCK OWNERSHIP

          No person entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a shareholder of the Company with respect to any shares of Common Stock issuable upon exercise of such Option until such person has become the holder of record of such shares. No adjustment shall be made for dividends or distributions of rights in respect of such shares if the record date is prior to the date on which such person becomes the holder of record, except as provided in Section 17 hereof.

17.       ADJUSTMENTS

          The Committee shall have the full authority, in its sole discretion, to specify any rules, procedures, adjustments or matters with respect to the Plan or any Options or RSAs issued under the Plan in connection with any reorganization, merger, reverse merger, recapitalization, reclassification, stock split, reverse split, combination of shares, sale of all or substantially all of the assets of the Company, sale of the Company or other corporate event or transaction, including, without limitation, modifying any applicable vesting provisions, adjusting the amount of outstanding Options and/or RSAs, and/or terminating the Plan. The Committee shall not be obligated to take any action, but any determination by the Committee, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan or in connection with any such adjustment.

18.       AMENDMENT AND TERMINATION OF PLAN

          (a) The Board may from time to time, with respect to any shares at the time not subject to Options or RSAs, suspend or terminate the Plan or amend or revise the terms of the Plan; provided that any amendment to the Plan shall be approved by a majority of the shareholders of the Company if the amendment would
(i) materially increase the benefits accruing to participants under the Plan;
(ii) increase the number of shares of Common Stock which may be issued under the Plan, except as permitted under the provisions of Section 17 hereof; or (iii) materially modify the requirements as to eligibility for participation in the Plan.

          (b) No amendment, suspension or termination of the Plan shall, without the consent of the Optionee or Participant, alter or impair any rights or obligations under any Option or RSA theretofore granted to such Optionee or Participant under the Plan.

          (c) The terms and conditions of any Option granted to an Optionee, or RSA granted to a Participant, under the Plan may be modified or amended only by a written agreement executed by the Optionee or Participant and the Company; provided, however, that if any amendment or modification of an Incentive Option would constitute a "modification, extension or renewal" within the meaning of
Section 424(h) of the Code, such amendment shall be null and void unless the amendment contains an acknowledgment by the parties substantially in the following form: "The parties hereto recognize and agree that this amendment constitutes a modification, renewal or extension, within the meaning of Section 424(h) of the Code, of the option originally granted ________."

19.       EFFECTIVE DATE OF PLAN

          This Plan shall become effective upon adoption by the Board and approval by the Company's shareholders; provided, however, that prior to approval of the Plan by the Company's shareholders, but after adoption by the Board, RSAs and Options may be granted under the Plan subject to obtaining such shareholders' approval. Notwithstanding the foregoing, such shareholders' approval must occur no later than twelve (12) months after the date of adoption of the Plan by the Board.

20.       TERM OF PLAN

          No Option or RSA shall be granted pursuant to the Plan after ten (10) years from the earlier of the date of adoption of the Plan by the Board or the date of approval of the Plan by the Company's shareholders.

21.       RIGHT TO REPURCHASE AND RIGHT OF FIRST REFUSAL

          Except as the Committee may determine otherwise, if an Optionee or Participant shall cease to be an Employee other than due to retirement with the consent of the Company, the Company shall have the right to (i) repurchase all or any portion of the shares purchased by an Optionee upon the exercise of the Optionee's Option, or delivered to a Participant pursuant to a RSA, at the Fair Market Value of the shares as of the date of termination of employment or, to the extent required to satisfy applicable legal requirements, the original purchase price, if higher, as well as any shares issuable upon exercise of any unexercised Options which the Optionee has the right to exercise at the time the Optionee ceases to be an employee at the Fair Market Value of the shares less the purchase price payable upon exercise of such Options, and (ii) to purchase the unvested portion of the Options as of the date of termination of employment at the cost, if any, paid by the Employee for purchase of the Options. Any shares or Options repurchased by the Company hereunder shall again be available for issuance under the Plan. The Committee shall determine in each case whether the Optionee or Participant shall have ceased to be an Employee due to retirement with the consent of the Company. Any such determination of the Committee shall be final and conclusive.

          The Company shall have the right of first refusal, exercisable in connection with any proposed sale, hypothecation or other disposition of the shares purchased by an Optionee pursuant to an Option or delivered to a Participant pursuant to an RSA. In the event the holder of such shares desires to accept a bona fide third-party offer for any or all of such shares, the shares shall first be offered to the Company upon the same terms and conditions as are set forth in the bona fide offer.

          Each Option or RSA may provide, at the Committee's discretion, that the rights granted by this section shall lapse and cease to have effect upon any of the following: (1) the first date on which the Common Stock is held of record by more than five hundred (500) persons, (2) determination by the Board that a public market exists for the outstanding shares of Common Stock or (3) the consummation of an Initial Public Offering.

22.       MARKET STAND-OFF

          In connection with an Initial Public Offering or any subsequent underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act, an Optionee or Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any shares under the Plan without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters, provided, however, that in no event shall such period exceed one hundred eighty (180) days.

23.       OPTION OR RSA AGREEMENTS

          Options and RSAs under the Plan shall be evidenced by an agreement as shall be approved by the Committee that sets forth the terms, conditions and limitations of an Option or RSA. The Committee may amend agreements theretofore entered into, either prospectively or retroactively, including, but not limited to, the acceleration of vesting of an Option or RSA and the extension of time to exercise an Option or RSA, except that, no such amendment shall affect the Option or RSA in a materially adverse manner without the consent of the Optionee or Participant.

24.       LEGENDS

          All certificates for shares delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state securities laws, or as may otherwise be appropriate to administer the Plan, and the Committee may cause a legend or legends to be placed on such certificates to evidence such restrictions.

25.       GOVERNING LAW

          The Plan shall be governed and construed in accordance with the laws of the State of Nevada and the Code.

                              MGPX VENTURES, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned stockholder of MGPX Ventures, Inc. (the "Company") hereby acknowledges receipt of the proxy statement and the notice of the annual meeting of stockholders to be held on September 28, 1999 at 1:00 p.m., local time, at 3700 Buffalo Speedway, Second Floor, Houston, Texas, and hereby further revokes all previous proxies and appoints Kenneth R. Peak as proxy of the undersigned at the meeting and any adjournments thereof with the same effect as if the undersigned were present and voting the shares.

1.   The election of directors
     / /  AUTHORITY GRANTED to vote for      / /  AUTHORITY WITHHELD    Nominees: Kenneth R. Peak
     nominees listed at right, except as     to vote for all nominees              Brad Juneau
     indicated to the contrary below.                listed at right.              Joseph J. Romano
                                                                                   Darrell W. Williams

  (INSTRUCTION: TO VOTE AGAINST ANY NOMINEE, WRITE THAT NOMINEE'S NAME IN THE
                             SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------

2.  Approval of a change in the Company's name to Contango Oil & Gas Company

                   / /  FOR               / /  AGAINST              / /  ABSTAIN

3. Approval of an increase in the number of authorized shares of common stock from 12,375,000 to 50,000,000

                   / /  FOR               / /  AGAINST              / /  ABSTAIN

4.  Approval of the Company's 1999 Stock Incentive Plan

                   / /  FOR               / /  AGAINST              / /  ABSTAIN

5. Ratification of the selection of Arthur Andersen LLP as auditors for the fiscal year ending June 30, 2000

                   / /  FOR               / /  AGAINST              / /  ABSTAIN

6. On such other matters as may properly come before the meeting and any adjournments thereof

                    (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                            (CONTINUED FROM OTHER SIDE)

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED TO GRANT AUTHORITY TO VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3, 4 AND 5. THE PERSON NAMED AS PROXY WILL USE HIS DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN PROPOSAL 6. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
                                             Dated: ______________________, 1999
                                             ___________________________________
                                             ___________________________________

                                             Sign exactly as your name appears
                                             on your share certificate. When
                                             signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title. If more
                                             than one trustee, all should sign.
                                             All joint owners should sign. If a
                                             corporation, sign in full
                                             corporation name by president or
                                             other authorized officer. If a
                                             partnership, sign in partnership
                                             name by authorized person. Persons
                                             signing in a fiduciary capacity
                                             should indicate their full title in
                                             such capacity.